Redeemable Convertible Preferred Stock (Detail) (USD $)	Jan. 31, 2014	Jul. 31, 2013	Dec. 31, 2013 Inventergy Inc [Member] Convertible Preferred Stock Series A One [Member]	Dec. 31, 2013 Inventergy Inc [Member] Convertible Preferred Stock Series A Two [Member]
Original Issue Price			$ 0.0100	$ 1.6996
Shares Designated	2,750	0	5,000,000	1,176,748
Shares Issued	2,750	0	5,000,000	1,176,748
Shares Outstanding	2,750	0	5,000,000	1,176,748
Liquidation Preference			$ 16,050,000	$ 3,777,361